UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Shareholders

Africa & Middle East Fund	October 31, 2012

The views and opinions in this report were current as of October 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

African and Middle Eastern markets were mixed in the six-month period ended October 31, 2012, but produced good returns over the last year. In the last six months, several sub-Saharan African markets surged more than 20%. South African shares advanced 9% in local currency terms but declined slightly in dollar terms due to an 11% drop in the rand amid labor unrest that spread beyond the mining sector. Most Gulf Cooperation Council (GCC) markets declined moderately, but shares in the United Arab Emirates (UAE) rose 6% driven by increasing trade and tourism and an improving property sector.

Your fund returned 1.11% in the last six months and a much stronger 14.09% in the 12-month period ended October 31, 2012. As shown in the Performance Comparison table, the fund performed notably better than its benchmark in both periods. In the last six months, our overweights in Nigeria and the UAE and good stock selection in South Africa and Saudi Arabia were the main factors behind the fund’s outperformance. In the one-year period, emphasizing Nigeria and the UAE and having low exposure to Kuwait were significant contributors. Stock selection in South Africa, Kuwait, and Saudi Arabia was also very helpful.

PORTFOLIO REVIEW

GULF COOPERATION COUNCIL (GCC)
The fund is currently investing in five of the six GCC countries—Saudi Arabia, the UAE, Oman, Qatar, and Kuwait. These markets represented about half of fund assets at the end of October. We have no investments in Bahrain due to ongoing political unrest, which has weighed on the economy and stock market over the last year.

Saudi Arabia
The Kingdom of Saudi Arabia is one of the largest and most diverse markets in our opportunity set, and it features solid gross domestic product (GDP) growth prospects. As measured by the S&P Saudi Arabia Index, the market fell 9.47% in the last six months but advanced 11.72% in our fiscal year. At 27% of fund assets, Saudi Arabia represents our second-largest country allocation, and we are overweighting it relative to the fund’s benchmark. We believe the stock market is not reflecting the fundamentals of the country and, in particular, of the banks and consumer companies. Our holdings span several sectors, but we currently favor financials and companies that should benefit from increasing consumption. Because foreign investors may not yet own Saudi shares directly, we gain exposure to the country through participation notes linked to common stocks.

Our Saudi financials were fairly lackluster over the last year, despite good fundamentals and long-term prospects. Two of our largest positions are Islamic bank Al Rajhi Bank, which is one of the largest Saudi banks and is expected to have strong loan and earnings growth this year and in 2013, and Samba Financial, which is relatively inexpensive versus its peers but well positioned for increasing corporate loan growth. We have smaller investments in Saudi British Bank, a commercial bank subsidiary of Britain’s HSBC bank, and Arab National Bank. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Outside of the financials sector, we favor several companies that we believe will benefit from the development of the Saudi consumer economy, such as electronics retailer Jarir Marketing, telecommunication services company Etihad Etisalat, and multinational food group Savola. Each holding produced strong gains over the last year, helping fund performance versus the benchmark. Jarir Marketing has benefited from brisk sales of smartphones, while Etihad Etisalat, which operates under the brand name Mobily, continues to report strong revenue growth amid growing cellphone usage. Savola benefited in part by growing margins at its Panda supermarket business and plans to open additional stores.

Materials companies were pressured over the last year by weakening global economies, especially China, which is a major consumer of commodities. Our large investment in petrochemicals company Saudi Basic Industries was, unfortunately, one of the portfolio’s largest detractors in our 6- and 12-month reporting periods. We added to our position in the last few months in anticipation that the company will benefit from a recent bounce in ethylene prices. In contrast, we eliminated Saudi Arabian Mining in the last six months after benefiting from the stock’s strong performance in the first half of our fiscal year. The ramp-up of several projects is clouding the earnings outlook.

United Arab Emirates (UAE)
The UAE was the strongest of the GCC markets during our fiscal year. The market has been lifted by an improving property market in the heart of Dubai, increasing tourism, the UAE’s emergence as a trade and transportation hub, and Dubai’s safe haven appeal amid uprisings elsewhere in the Middle East. With 9% of assets invested in the emirates versus about 3% for the benchmark, the UAE remains one of our largest overweights; as mentioned earlier, this benefited the fund’s relative performance.

In some respects, Dubai is experiencing a two-track recovery. Businesses related to tourism or trade seem to have fully recovered from the UAE’s downturn a few years ago, but banks and many companies tied to real estate still have considerable room for improvement. Two of the fund’s better-performing holdings during our fiscal year were Emaar Properties and Aramex. Emaar Properties, which derives about half of its revenues from the Dubai Mall and its Address Hotel chain, is benefiting from its selective focus on property projects in the most desirable areas of Dubai. We added to our position in the last six months, as we believe shares will continue to appreciate as the property market strengthens. Aramex, which is a provider of logistics and transportation, has enjoyed increasing revenues because of strong trade and consumer growth in the UAE and Saudi Arabia.

Global ports owner and operator DP World produced reasonable gains over the last year. The company recently reported disappointing volume growth at its ports in the third quarter, but with Dubai bustling with activity (e.g., its container port is filled to capacity and Dubai Mall is seeing heavy customer traffic), we believe DP World will continue to enjoy solid earnings and revenue growth in the years ahead. Our investment in engineering services company Drake & Scull International was disappointing, and we eliminated it from the fund in the last six months.

Qatar and Oman
Stock markets in Qatar and Oman declined moderately in the last six months but were mixed in the 12-month period. We are overweighting both countries relative to the fund’s benchmark.

In Qatar, our investments are focused on companies that should benefit from the country’s development in the years ahead—particularly as the country prepares to host the 2022 World Cup soccer tournament. Industries Qatar, a holding company with businesses across several sectors, produced good returns in the last six months, helped by favorable earnings and revenue growth. Qatar National Bank, which is one of the fund’s largest holdings, also produced reasonable gains. We believe that the bank will enjoy strong loan growth driven by the government’s capital expenditure spending and that it could become a regional powerhouse. We eliminated Qatar Electricity & Water during the last six months, as revenue growth is likely to slow. On the other hand, we added to our position in Gulf Warehousing, a logistics and storage company whose financial results have been good and could improve further as the country develops its infrastructure.

In Oman, our primary holding is Bank Muscat, the dominant bank with 40% market share of Oman’s banking sector. Bank Muscat has strong fundamentals, but the share price has been under pressure over the last year in part because of some strategic errors related to the bank’s international expansion. We expect the stock to perform better, as the company is refocusing its business on Oman, where the economy is growing around 5% to 6% and substantial loan growth is likely due to the government’s infrastructure spending. In the last six months, we established a small position in Oman Telecommunications Company, a relatively stable business that is 70% owned by the Oman government and whose earnings and revenues have been lifted by a significant increase in mobile phone subscribers.

Kuwait
The Kuwaiti stock market sagged 6% over the last year. Kuwait has vast oil reserves, a large sovereign wealth fund, and a strong financial sector with good long-term potential. However, its economic growth has lagged that of other GCC nations, and domestic political tension has increased this year. We eliminated three of our Kuwaiti holdings in the last six months—National Mobile Telecommunication, Gulf Bank, and National Bank of Kuwait—amid generally disappointing operating or share price performance. However, we retained our position in Kuwait Projects Company Holding, which did fairly well over the last year. It derives much of its revenues through holdings in a bank and a media company.

AFRICA

Egypt
Egyptian stocks climbed 13% in the last six months and rallied more than 28% over the last year. The country’s macroeconomic and political situations have been improving quicker than many anticipated under the leadership of President Mohamed Morsi, who was elected at the end of June. Hopes for a sizable IMF aid package by year-end were also supportive. Still, we recognize that the country has significant economic challenges in the near term, and we are concerned about high unemployment, surging debt, and potential currency weakness.

Our main Egyptian holding is Orascom Construction Industries, a large fertilizer and infrastructure construction company. The company’s financial results recently have been better than expected, primarily driven by higher profits in its fertilizer business. However, shares underperformed the broad market over the last 12 months. In the intermediate term, we believe there is a strong chance that the company will sell its fertilizer business to a global mining company. We reestablished a position in Commercial International Bank in the last six months. Its valuation is very attractive, and we believe this well-run bank will profit from the long-term growth of individuals’ wealth throughout the Middle East and North Africa.

South Africa
In U.S. dollar terms, stocks in South Africa slipped about 3% in the last six months but rose 7% over the last year. Performance in local currency terms was stronger, but gains to U.S. investors were reduced by a sharp decline in the rand versus the dollar. This was triggered by risk aversion as labor strikes spread from mining companies to other industries in South Africa. In a cautious move, we trimmed some of our top-performing holdings as the strikes began spreading in August. We remain cautious and expect the labor situation to remain unsettled until the African National Congress elections are held in December.

At about 35% of fund assets, South Africa is our largest country allocation but our biggest underweight relative to its 50% allocation in the benchmark. Our underweight reflects our concerns about the country’s economic challenges—including a rising fiscal deficit and high unemployment—and spreading labor unrest. Still, the country has a developed banking system and favorable consumer trends, and we like several well-managed companies that have strong domestic operations or are expanding to other parts of Africa.

We are broadly diversified across several sectors in South Africa, but we favor the consumer and health care sectors. Consumption growth remains fairly steady, driven by modest employment growth, real wage growth, and the availability of consumer credit. Our consumer-related holdings feature solid growth, good management teams, and, in some cases, attractive dividend yields. One of the portfolio’s strongest absolute contributors in our 6- and 12-month reporting periods was Africa’s largest food retailer, Shoprite Holdings. The company benefited from strong domestic sales growth and even stronger sales growth in other African countries.

In the consumer discretionary sector, car retailer Imperial Holdings performed very well in the last 12 months. Media company Naspers, which derives a substantial amount of revenue from its pay TV operations, also did well. We eliminated apparel retailer Truworths International because we believed that competitors such as The Foschini Group, which we added to the portfolio in the first half of our fiscal year, and diversified retailer Woolworths Holdings, which we added in the second half, offered stronger earnings growth potential and cheaper valuations. Woolworths did very well in the last six months, helped by strong clothing sales growth, but Foschini shares fared poorly as sales lagged those of its peers and the company is still working to improve its supply chain. We expect Foschini sales to show improving year-over-year comparisons in the period ahead.

We own two health care companies in South Africa, both of which performed very well over the last 12 months: Aspen Pharmacare Holdings, a well-managed pharmaceutical company with exposure to Latin America and Australia, and Life Healthcare Group Holdings, a large and low-cost hospital provider. Although we took some profits during the last few months, we believe these companies have great long-term growth potential given that only about 16% of the South African population currently has medical insurance.

Mining is a significant part of the South African economy, but our metals and mining companies were among the portfolio’s largest absolute detractors over the last year. Nonetheless, our underweight to the materials sector helped the fund’s relative performance. The sector declined not only because of the mining strikes that have crippled production, but also because of weakening global demand. We eliminated Kumba Iron Ore in the last six months but added to our positions in AngloGold Ashanti and Impala Platinum.

Our investment in energy and chemicals company Sasol also struggled over the last year. Sasol converts coal and gas into liquid fuels, fuel components, and chemicals, and the company is very sensitive to the dollar/rand exchange rate due to its considerable sales volume outside of South Africa. In September, we established a small position in Exxaro Resources, a large coal producer and mineral sands mining company. There have been no major issues at Exxaro’s mines, but the company should benefit when the general labor unrest ends and if global central bank stimulus measures lead to stronger growth and higher commodity prices.

Sub-Saharan Africa
Sub-Saharan markets were outstanding performers over the last year. We have a few small investments in Ghana and Zambia, but most of our exposure is in Nigeria, which at 11% of assets represents the fund’s largest country overweight versus the benchmark. Elevated oil prices, strong broad-based growth, improving fiscal fundamentals, relative political stability, and fiscally positive reform proposals have contributed to a favorable environment for Nigerian stocks, which climbed 46% over the last year. Our overweight greatly helped the fund’s relative performance. High inflation and the possible expropriation of wealth are ongoing concerns, however.

Our investments in Nigeria are primarily banks and other companies that should benefit from the growth of a consumer economy. In the 6- and 12-month reporting periods, Guaranty Trust Bank, Zenith Bank, and First Bank of Nigeria were among the top contributors to performance. These major banks have strong balance sheets, solid earnings, and favorable prospects for loan growth, and they trade at cheap valuations. In the consumer staples sector, our investments in Nestle Foods Nigeria and Heineken-owned Nigerian Breweries were also top performance contributors. Less robust was Dangote Cement, a high-growth, leading producer of cement that should benefit over time from growing volumes and high cement prices.

UK-Listed Companies Operating in Africa
At the end of October, we had a few investments in companies listed in the UK but whose operations are primarily in Africa. These investments help us diversify the portfolio and gain access to markets in which it may not be practical or possible to invest directly. Over the last six months, our positions in Petra Diamonds and oil and gas companies Ophir Energy and Tullow Oil were generally disappointing. Ophir did very well over the last year, however, as the company has discovered energy resources in its wells off the coast of Tanzania and Equatorial Guinea. While there has been some concern that the company would be unable to continue its high rate of success, we are encouraged by Ophir’s drilling and expansion plans, and we believe the shares have additional upside potential.

OUTLOOK

We believe that the long-term reasons to invest in the Africa and Middle East region are firmly intact and are built on better governance, attractive demographics, rising urbanization, and infrastructure investment supported by a strong asset base in natural resources. It is one of the fastest-growing regions in the world. Stronger economic growth is supported by an emerging middle class and a young population in most countries. Many countries are in strong financial shape, are attracting private investment, are investing in their infrastructure, and are committed to supporting economic and job growth.

In the Middle East and North Africa, there are encouraging macro fundamentals and fiscal and current account surpluses. Government revenues of oil-producing nations have increased—thanks to high oil prices and rising production—and are being used to increase public spending. While heavy reliance on natural resource wealth is a risk, commodity prices would need to fall considerably before government finances come under pressure. The potential for countries such as Qatar and the UAE to be upgraded from frontier markets to emerging markets, as well as a further opening of the Saudi market to foreign investors, would be favorable developments.

In sub-Saharan Africa, GDP growth remains high. We see the growth of the consumer as a key driver of these markets, but macro concerns have curtailed our conviction in some cases. In South Africa, we are cautious due to recent developments and anticipate the possibility of near-term political instability, but we are comfortable with our current positioning.

We continue to search for quality companies trading at attractive valuations with high returns on equity and strong growth while being mindful of the potential for frontier countries to experience exaggerated economic cycles or be affected by geopolitical risks. As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio Manager

November 29, 2012

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

S&P Emerging/Frontier ME & Africa BMI ex IL: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE					
Beginning of period	$ 6.51	$ 7.64	$ 7.06	$ 7.05	$ 11.92
Investment activities					
Net investment income[1]	0.14	0.13	0.12	0.14	0.41
Net realized and unrealized gain (loss)	0.76	(1.10)	0.61	0.30[2]	(5.30)
Total from investment activities	0.90	(0.97)	0.73	0.44	(4.89)
Distributions					
Net investment income	(0.10)	(0.12)	(0.15)	(0.43)	–
Net realized gain	–	(0.04)	–	–	(0.01)
Total distributions	(0.10)	(0.16)	(0.15)	(0.43)	(0.01)
Redemption fees added to paid-in capital[1]	–	–	–	–	0.03
NET ASSET VALUE					
End of period	**$ 7.31**	**$ 6.51**	**$ 7.64**	**$ 7.06**	**$ 7.05**

Ratios/Supplemental Data

	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Total return[3]	**14.09%**	**(12.98)%**	**10.61%**	**7.40%**	**(40.81)%**
Ratio of total expenses to average net assets	1.52%	1.50%	1.47%	1.62%	1.32%
Ratio of net investment income to average net assets	2.10%	1.79%	1.69%	2.48%	3.20%
Portfolio turnover rate	65.0%	65.9%	91.2%	93.2%	77.3%
Net assets, end of period (in thousands)	$ 149,791	$ 144,759	$ 232,929	$ 215,535	$ 288,151

(1) Per share amounts calculated using average shares outstanding method.

(2) The amount presented for a share outstanding throughout the year is inconsistent with the change in the aggregate gains and losses for the year because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
EGYPT 2.0%		
Common Stocks 2.0%		
Commercial International Bank	145,140	902
Orascom Construction, GDR (USD) (1)	25,568	1,046
Orascom Construction, GDR (USD) (1)(2)	25,474	1,071
Total Egypt (Cost $2,862)		3,019
GHANA 0.6%		
Common Stocks 0.6%		
Ghana Commercial Bank	421,492	457
Unilever Ghana	87,100	388
Total Ghana (Cost $1,122)		845
KUWAIT 1.8%		
Common Stocks 1.8%		
Kuwait Projects Company Holding	1,936,500	2,686
Total Kuwait (Cost $2,217)		2,686
NIGERIA 11.1%		
Common Stocks 11.1%		
Dangote Cement	1,148,848	879
First Bank of Nigeria	18,364,671	1,895
Guaranty Trust Bank, GDR (USD)	584,231	3,622
Nestle Foods Nigeria	760,124	3,267
Nigerian Breweries	3,430,142	2,647
Zenith Bank	38,164,952	4,379
Total Nigeria (Cost $11,847)		16,689
OMAN 4.0%		
Common Stocks 4.0%		
Bank Muscat (SAOG)	3,414,461	4,878
Bank Muscat (SAOG), GDR (USD)	59,179	334

Oman Telecommunications (SAOG)	217,017	817
Total Oman (Cost $6,062)		6,029
QATAR 7.2%		
Common Stocks 7.2%		
Gulf Warehousing	130,870	1,438
Industries Qatar	79,832	3,333
Qatar National Bank	162,155	5,963
Total Qatar (Cost $7,097)		10,734
SAUDI ARABIA 26.5%		
Participation Notes 26.5%		
Al Mouwasat Medical Services, Citibank, 11/3/14 (USD)	149,406	2,062
Al Mouwasat Medical Services, RBS, 8/6/14 (USD)	42,616	588
Al Rajhi Bank, Bank of America Merrill Lynch, 3/24/14 (USD)	17,200	322
Al Rajhi Bank, HSBC Bank, 2/16/15 (USD)	330,212	6,187
Al Rajhi Bank, RBS, 8/6/14 (USD)	22,100	414
Arab National Bank, Bank of America Merrill Lynch 3/24/14 (USD) (1)	46,400	324
Arab National Bank, RBS, 8/6/14 (USD)	183,567	1,283
Etihad Etisalat, HSBC Bank, 12/5/14 (USD)	249,247	4,820
Etihad Etisalat, Morgan Stanley, 8/27/13 (USD)	76,200	1,473
Etihad Etisalat, RBS, 8/6/14 (USD)	15,757	305
Jarir Marketing, Citibank, 9/8/14 (USD)	116,772	4,890
Samba Financial, Deutsche Bank, 12/3/12 (USD)	163,684	1,921
Samba Financial, HSBC Bank, 2/10/15 (USD)	121,350	1,424
Samba Financial, Morgan Stanley, 9/27/13 (USD)	180,975	2,124
Saudi Basic Industries, Deutsche Bank, 12/3/12 (USD)	200,583	4,735
Saudi Basic Industries, RBS, 8/6/14 (USD)	35,327	834
Saudi British Bank, HSBC Bank, 10/4/13 (USD)	177,977	1,405
Saudi British Bank, RBS, 7/7/14 (USD)	74,607	589
Savola, Bank of America Merrill Lynch, 3/24/14 (USD)	40,958	448
Savola, RBS, 8/6/14 (USD)	159,923	1,749

First Gulf Bank	623,109	1,765
Total United Arab Emirates (Cost $10,899)		13,508

UNITED KINGDOM 3.4%

Common Stocks 3.4%

Centamin (1)	1,010,840	1,041
Ophir Energy (1)	77,863	697
Petra Diamonds (1)	556,557	894
Tullow Oil	110,617	2,506
Total United Kingdom (Cost $4,884)		5,138

ZAMBIA 0.2%

Common Stocks 0.2%

Zambeef Products	599,210	306
Total Zambia (Cost $370)		306

SHORT-TERM INVESTMENTS 0.0%

Money Market Funds 0.0%

T. Rowe Price Reserve Investment Fund, 0.13% (3)(4)	1,005	1
Total Short-Term Investments (Cost $1)		1
Total Investments in Securities		
100.4% of Net Assets (Cost $134,630)		**$ 150,390**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,071 and represents 0.7% of net assets.

(3) Seven-day yield

(4) Affiliated Companies

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/12	10/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 3,074	$ 3,524
Net realized gain (loss)	12,040	(19,944)
Change in net unrealized gain (loss)	3,661	(10,564)
Increase (decrease) in net assets from operations	18,775	(26,984)
Distributions to shareholders		
Net investment income	(2,143)	(3,604)
Net realized gain	–	(1,202)
Decrease in net assets from distributions	(2,143)	(4,806)
Capital share transactions*		
Shares sold	24,373	41,017
Distributions reinvested	1,942	4,080
Shares redeemed	(37,925)	(101,529)
Redemption fees received	10	52
Decrease in net assets from capital share transactions	(11,600)	(56,380)
Net Assets		
Increase (decrease) during period	5,032	(88,170)
Beginning of period	144,759	232,929
End of period	**$ 149,791**	**$ 144,759**
Undistributed net investment income	2,766	1,835
*Share information		
Shares sold	3,517	5,640
Distributions reinvested	311	542
Shares redeemed	(5,596)	(14,425)
Decrease in shares outstanding	(1,768)	(8,243)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on September 4, 2007. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2012, approximately 97% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Participation Notes During the year ended October 31, 2012, the fund was a party to participation notes and other types of equity-linked derivative instruments (referred to collectively as participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by the fund is not possible. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $94,364,000 and $103,563,000, respectively, for the year ended October 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended October 31, 2012 and October 31, 2011, totaled $2,143,000 and $4,806,000, respectively, and were characterized as ordinary income. At October 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. During the year ended October 31, 2012, the fund utilized $10,026,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2012, expire as follows: $137,943,000 in fiscal 2016, $186,525,000 in fiscal 2017, and $27,387,000 in fiscal 2019.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2012, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2012, expenses incurred pursuant to these service agreements were $180,000 for Price Associates; $184,000 for T. Rowe Price Services, Inc.; and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2012, the fund was allocated $1,000 of Spectrum Funds’ expenses, of which $1,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2012, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Africa and Middle East Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Africa and Middle East Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 14, 2012

Tax Information (Unaudited) for the Tax Year Ended 10/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable noncorporate shareholders, $1,899,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $4,148,000 and foreign taxes paid of $255,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[138]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006
[138]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director
[138]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[138]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[138]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006
[138]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[138]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[138]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[138]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly employee, African
Development Bank (to 2008)

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Harvard Business School (to 2008)

Sheena L. Barbosa (1983)	Employee, T. Rowe Price
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Head
of Global Emerging Markets Research, Pictet
Asset Management Ltd. (to 2011), and Portfolio
Manager of Africa and Middle East portfolios
and other emerging markets strategies, Pictet
Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong; formerly
Vice President	Associate Director, HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Cofounder
and Partner, Four Quarter Capital (to 2009)

Jessie Q. Ding (1981)	Vice President, Price Hong Kong; formerly
Vice President	associate, TPG Capital (to 2008)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.
Vice President

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong
Vice President

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)

Jai Kapadia (1982)	Employee, T. Rowe Price; formerly student,
Vice President	MIT Sloan School of Management (to 2011);
Associate Analyst, Sirios Capital Management
(to 2009)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Equity
Fund Manager, Citi (London) (to 2008)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly Vice
President, Moody’s Investors Service (to 2010)

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price International
Vice President

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Global
Energy Analyst, Insight Investment (to 2010);
Senior Trader, Brevan Howard (to 2008)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
HBK Capital Management (to 2008)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Amitabh Shah (1980)	Vice President, T. Rowe Price International
Vice President

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Vice President, Price Singapore; formerly
Vice President	Equity Research Analyst, Samsung Securities
(to 2008); student, Columbia Business School
(to 2010)

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Jean Pierre Thibaud (1982)	Employee, T. Rowe Price; formerly student,
Vice President	Harvard Business School (to 2011); Senior
Associate, MBA Lazard (to 2009)

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2009)

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2008)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,333,000 and $1,632,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 14, 2012